Exhibit 99.1

NINTH AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

     THIS NINTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of August 30, 2004, by and among SILICON VALLEY BANK, a California chartered bank, doing business in Virginia as “Silicon Valley East” (“Bank”) with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 8020 Towers Crescent Drive, Suite 475, Vienna, Virginia 22182, (ii) BLACKBOARD INC., a Delaware corporation, having an address at 1899 L Street, N.W., Washington, D.C. 20036 (“Company”), BLACKBOARD ACQUISITION COMPANY, LLC, a Delaware limited liability company having an address at 1899 L Street, N.W., Washington, D.C. 20036 (“Blackboard Acquisition”), BLACKBOARD CAMPUSWIDE, INC., a Delaware corporation, BLACKBOARD ICOLLEGE, INC., a Delaware corporation having an address at 1899 L Street, N..W., Washington, D.C. 20036, BLACKBOARD CAMPUSWIDE OF TEXAS, INC., (formerly known as AT&T Campuswide Access Solutions Of Texas, Inc.), a Texas corporation having an address at 1899 L Street, N.W., Washington, D.C. 20036, and BB ACQUISITION CORP., a Delaware corporation, having an address at 1899 L Street, N.W., Washington, D.C. 20036 (each a “Borrower” and collectively, the “Borrowers”).

RECITALS.

     A.  The Borrowers and Bank are all parties to that certain Amended and Restated Loan and Security Agreement dated November 30, 2001, but effective as of October 5, 2001, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of January 11, 2002 among Borrowers and Bank, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of October 4,

2002 among Borrowers and Bank, that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of February 17, 2003 among Borrowers and Bank, that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated effective as of May 28, 2003 among Borrowers and Bank, that certain Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of June 30, 2003 among Borrowers, Bank and certain affiliates of Borrowers that were made “Borrowers” under the Amended and Restated Loan and Security Agreement and subsequently removed as “Borrowers” under the Amended and Restated Loan Documents, that certain Sixth Amendment to Amended and Restated Loan and Security Agreement dated as of July 25, 2003 among Borrowers and Bank, that certain Seventh Amendment to Amended and Restated Loan and Security Agreement dated as of April 4, 2004 among Borrowers and Bank, and that certain Eighth Amendment to Amended and Restated Loan and Security Agreement dated as of July 1, 2004 among Borrowers and Bank (as the same may be amended from time to time, the “Loan Agreement”), pursuant to which Bank has agreed to establish (i) a revolving line of credit in the maximum principal amount of Eight Million Dollars ($8,000,000) to be used by Borrowers for working capital needs and general corporate purposes, (ii) an equipment line of credit in the maximum principal amount of Three Million Dollars ($3,000,000) to be used by the Borrowers for the purchase of equipment, and (iii) an equipment line of credit in the maximum principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) to be used by the Borrowers for the purchase of equipment, all as more fully described in the Loan Agreement.

     B.  The Borrowers have requested that Bank amend certain provisions of the Loan Agreement and Bank has agreed on the condition, among others, that Borrowers execute and deliver this Agreement.

     C.  All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Bank do hereby agree as follows:

     1.  Recitals. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

     2.  Definitions. From and after the date hereof, the following definitions set forth in Section 13.1 of the Loan Agreement are hereby amended and restated in their entirety as follows:

"Committed Supplemental Equipment Line” means a Credit Extension of up to Four Million Dollars ($4,000,000).

"Supplemental Commitment Termination Date” means November 30, 2004.

"Supplemental Equipment Term Note” means that certain Third Amended and Restated Supplemental Equipment Term Note dated August 30, 2004 in the principal amount of Four Million Dollars ($4,000,000) from Borrowers in favor of Bank, together with all renewals, amendments, modifications and substitutions therefor.

"Revolving Maturity Date” is November 30, 2004.

     3. Financial Covenants. Section 6.7 (b) of the Loan Agreement is amended and restated in its entirety as follows:

     (b)  Minimum Revenue. Minimum Revenue, based on the most recent quarterly financial statement delivered to Bank pursuant to Section 6.2 of this Agreement of not less than the following amounts for the following periods:

     $22,300,000 for the quarter ending September 30, 2004;

     4.  The Additional Equipment Line. Section 2.4 (c) of the Loan Agreement is amended and restated in its entirety as follows:

     2.4 (c) Subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrowers, from time to time prior to the Supplemental Commitment Termination Date, equipment advances (each an “Supplemental Equipment Advance” and collectively the “Supplemental Equipment Advances”) in an aggregate amount not to exceed the Committed Supplemental Equipment Line. When repaid, the Supplemental Equipment Advances may not be reborrowed. The proceeds of the Supplemental Equipment Advances will be used solely to reimburse Borrowers for the purchase of Eligible Equipment or the purchase or license of Other Equipment (to the extent permitted in this Agreement), purchased within ninety (90) days of the Supplemental Equipment Advance. Notwithstanding the foregoing, the initial Supplemental Equipment Advance may be used to reimburse Borrowers for the purchase of Eligible Equipment or the purchase or license of Other Equipment (to the extent permitted in this Agreement), purchased at any time after January 1, 2003, provided such Supplemental Equipment Advance is made no later than forty-five (45) days after the Supplemental Closing Date and Borrowers provide Bank with accompanying invoices for the Eligible Equipment or Other Equipment for which reimbursement is being sought. In addition, notwithstanding the foregoing, the initial Supplemental Equipment Advance made after August 30, 2004 may be used to reimburse Borrowers for the purchase of Eligible Equipment or the purchase or license of Other Equipment (to the extent permitted in this Agreement), purchased at any time after September 30, 2003, provided such Supplemental Equipment Advance is made no later than forty-five (45) days after August 30, 2004 and Borrowers provide Bank with accompanying invoices for the Eligible Equipment or Other Equipment for which reimbursement is being sought. Bank’s obligation to lend hereunder shall terminate on the earlier of (i) the occurrence and continuance of an Event of Default of which the Company has been given notice if required under this Agreement, or (ii) the Supplemental Commitment Termination Date. For purposes of this Section, the minimum amount of each Equipment Advance is Twenty Five Thousand Dollars ($25,000) and the maximum number of Equipment Advances that will be made is eight (8).

     5.  Compliance Certificate. Exhibit D of the Loan Agreement is hereby amended by deleting it in its entirety and replacing with Exhibit D attached hereto.

     6.  Facility Fee. Borrowers shall pay to Bank on the date hereof a loan fee on the Committed Equipment Line in the amount of Five Thousand Dollars ($5,000) (the “Equipment Line Fee”) and a loan fee on the Committed Revolving Line in the amount of Five Thousand Dollars ($5,000) (the “Committed Revolving Line Fee”). The Equipment Line Fee and the Committed Revolving Line Fee are considered earned when paid and are not refundable.

     7.  Conditions Precedent. This Agreement shall become effective on the date the Bank receives the following documents, each of which shall be satisfactory in form and substance to the Bank:

          (a)  The Third Amended and Restated Supplemental Equipment Term Note (the “Replacement Supplemental Equipment Term Note”) issued and delivered by the Borrowers in the form of Exhibit A attached hereto and incorporated herein by reference, payable to the order of the Bank in the maximum principal amount of Four Million Dollars ($4,000,000);

          (b)  proof that Borrowers have paid all fees, costs and expenses to Bank in connection with this Agreement, including but not limited to all the Bank’s reasonable attorneys fees and expenses; and

          (c)  such other information, instruments, opinions, documents, certificates and reports as the Bank may deem necessary.

     8.   Replacement Supplemental Equipment Term Note. The Borrowers shall execute and deliver to the Bank on the date hereof the Replacement Supplemental Equipment Term Note in substitution for and not satisfaction of, the issued and outstanding Supplemental Equipment Term Note, and the Replacement Supplemental Equipment Term Note shall be the “Supplemental Equipment Term Note” for all purposes of the Loan Documents. The Note being substituted pursuant to this Agreement shall be marked “Replaced” and promptly returned to the Existing Borrowers after the execution and delivery of the Replacement Supplemental Equipment Term Note to the Bank. The Borrowers agree that the execution and delivery of the Replacement Supplemental Equipment Term Note is not intended to and shall not cause or result in a novation with respect to the issued and outstanding Supplemental Equipment Term Note, provided, however, that the terms of the Replacement Supplemental Equipment Term Note are intended to supercede and replace all terms of the issued and outstanding Supplemental Equipment Term Note.

     9.  Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

     10.  Loan Documents; Governing Law; Etc. This Agreement is one of the Loan Documents defined in the Loan Agreement and shall be governed and construed in accordance with the laws of the Commonwealth of Virginia. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

     11.  Acknowledgments. The Borrowers hereby confirm to the Bank the enforceability and validity of each of the Loan Documents. In addition, the Borrowers hereby agree that the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of the Borrowers under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. Each Person included in the term “Borrower” hereby issues, remakes, ratifies and confirms the representations, warranties and covenants contained in the Loan Documents on and as of the date hereof, both before and after giving effect to this Agreement except as may be modified by the provisions of this Agreement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Agreement. Nothing in this Agreement shall be deemed to waive any defaults existing under any of the Loan Documents as of the date hereof.

     12.  Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

     13.  Consistent Changes. The Loan Documents are hereby amended wherever necessary to reflect the changes described above.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WITNESS:	SILICON VALLEY BANK

/s/ Megan Scheffel	By:	/s/ Tony Wolf (SEAL)

Tony Wolfe Vice President

WITNESS/ATTEST:	BLACKBOARD INC.

/s/ Matthew H. Small	By:	/s/ Michael L. Chasen (SEAL)

Michael L. Chasen Chief Executive Officer

WITNESS/ATTEST:	BLACKBOARD ACQUISITION COMPANY, LLC By: Blackboard Inc., its Member

/s/ Matthew H. Small	By:	/s/ Michael L. Chasen (SEAL)

Michael L. Chasen President

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE, INC.

/s/ Matthew H. Small	By:	/s/ Michael L. Chasen (SEAL)

Michael L. Chasen President

WITNESS/ATTEST:	BLACKBOARD ICOLLEGE, INC.

/s/ Matthew H. Small	By:	/s/ Michael L. Chasen (SEAL)

Michael L. Chasen President

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE OF TEXAS, INC.

/s/ Matthew H. Small	By:	/s/ Michael L. Chasen (SEAL)

Michael L. Chasen President

WITNESS/ATTEST:	BB ACQUISITION CORP.

/s/ Matthew H. Small	By:	/s/ Michael L. Chasen (SEAL)

Michael L. Chasen Chief Executive Officer

EXHIBIT A

SUPPLEMENTAL EQUIPMENT TERM NOTE

IMPORTANT NOTICE

     THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

THIRD AMENDED AND RESTATED
SUPPLEMENTAL EQUIPMENT TERM NOTE

$4,000,000	Vienna, Virginia August 30, 2004

     FOR VALUE RECEIVED, the undersigned, BLACKBOARD INC., a Delaware corporation (the “Company”), BLACKBOARD ACQUISITION COMPANY, LLC, a Delaware limited liability company, BLACKBOARD CAMPUSWIDE, INC., a Delaware corporation, BLACKBOARD ICOLLEGE, INC., a Delaware corporation, BLACKBOARD CAMPUSWIDE OF TEXAS, INC. (formerly known as AT&T Campuswide Access Solutions of Texas, Inc.), a Texas corporation, BB ACQUISITION CORP., a Delaware corporation (each a “Borrower” and collectively, the “Borrowers”) jointly and severally promise to pay to the order of SILICON VALLEY BANK, a California-chartered bank doing business in Virginia as “Silicon Valley East” (“Bank”), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of the Supplemental Equipment Advances made by Bank to Borrowers in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement dated November 30, 2001, but effective as of October 5, 2001 among the Borrowers (other than Bb Acquisition Corp.) and Bank (as amended from time to time, the “Loan Agreement”), up to a maximum principal amount of Four Million Dollars ($4,000,000) (“Principal Sum”), or so much thereof as may be advanced and remains unpaid. Borrowers may request Supplemental Equipment Advances under this Note, subject to the terms of the Loan Agreement from and until the Supplemental Commitment Termination Date. The unpaid Principal Sum, together with interest thereon at the rate or rates provided in the Loan Agreement, shall be payable as set forth in the Loan Agreement.

     This Note is the “Replacement Supplemental Equipment Term Note” described in that certain Ninth Amendment to Amended and Restated Loan and Security Agreement by and among Borrowers and Bank of even date herewith (the “Ninth Amendment”), which Ninth Amendment amends the Loan Agreement, and is issued in substitution of the Supplemental Equipment Term Note described in the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Supplemental Equipment Advances evidenced hereby are made. This Note is secured as provided in the Loan Agreement. This Note amends and restates in its entirety that certain Supplemental Equipment Term Note (as amended from time to time the “Restated Note”) in the principal amount of One Million Five

Hundred Thousand Dollars ($1,500,000) dated June 27, 2003 from the Borrowers, Blackboard International B.V., Blackboard International L.P., Blackboard International Holdings, Inc. and Bb Management LLC in favor of Bank. It is expressly agreed that the indebtedness evidenced by the Restated Note has not been extinguished or discharged hereby. The Borrowers agree that the execution of this Note is not intended to and shall not cause or result in a novation with respect to the Restated Note, provided, however, that the terms of this Note are intended to supercede and replace all terms of the Restated Note. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

     Each Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of any Borrower and each Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrowers as Bank may deem advisable. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.

     Bank is hereby authorized by Borrowers to endorse on Bank’s books and records each Supplemental Equipment Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Supplemental Equipment Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the joint and several obligations of Borrowers with respect to Supplemental Equipment Advances made hereunder, and payments of principal by Borrowers shall be credited to Borrowers notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

     Until such time as the Bank is not committed to extend further credit to the Borrowers and all Obligations of the Borrowers to the Bank have been indefeasibly paid in full in cash, and subject to and not in limitation of the provisions set forth in the next following paragraph below, no Borrower shall have any right of subrogation (whether contractual, arising under the Bankruptcy Code or otherwise), reimbursement or contribution from any Borrower or any guarantor, nor any right of recourse to its security for any of the debts and obligations of any Borrower which are the subject of this Note. Except as otherwise expressly permitted by the Loan Agreement, any and all present and future debts and obligations of any Borrower to any other Borrower are hereby subordinated to the full payment and performance of all present and future debts and obligations to the Bank under this Note and the Loan Agreement and the Loan Documents, provided, however, notwithstanding anything set forth in this Note to the contrary, prior to the occurrence of a payment Default, the Borrowers shall be permitted to make payments (including to any other Borrower) on account of any of such present and future debts and obligations from time to time in accordance with the terms thereof.

     Each Borrower further agrees that, if any payment made by any Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by the Bank to

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any Borrower, its estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, such Borrower’s liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing such Borrower’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

     The JOINT AND SEVERAL obligations of each Borrower under this Note shall be absolute, irrevocable and unconditional and shall remain in full force and effect until the outstanding principal of and interest on this Note and all other Obligations or amounts due hereunder and under the Loan Agreement and the Loan Documents shall have been indefeasibly paid in full in cash in accordance with the terms thereof and this Note shall have been canceled.

     The Borrowers each shall be jointly and severally liable on the payment of the Obligations as and when due and payable in accordance with the provisions of this Note, the Loan Agreement and the other Loan Documents. The term “Borrowers” when used in this Note shall include all of the Borrowers, individually and jointly, and the Bank may (without notice to or consent of any or all of the Borrowers and with or without consideration) release, compromise, settle with, proceed against any or all of the Borrowers without affecting, impairing, lessening or releasing the obligations of the other Borrower hereunder.

     The occurrence of any one or more of the following events shall constitute an event of default (individually, an “Event of Default” and collectively, the “Events of Default”) under the terms of this Note:

          (a)      The failure of Borrowers to pay to Bank within three (3) Business Days of when due any and all amounts payable by any Borrower to Bank under the terms of this Note; or

          (b)      The occurrence of an Event of Default (as defined therein) under the terms and conditions of any of the other Loan Documents.

     Upon the occurrence of an Event of Default, at the option of Bank, all amounts payable by Borrowers to Bank under the terms of this Note shall immediately become due and payable by Borrowers to Bank without notice to Borrowers or any other Person, and Bank shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Loan Documents and all applicable laws. Each Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the joint and several liability of Borrowers, guarantors and endorsers.

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     In the event this Note is not paid when due or any installment due hereunder is not paid within fifteen (15) days of the date when due, whether by maturity or acceleration, Borrowers hereby appoint and designate Mary Zinsner, Esq. or any other individual now or hereafter appointed by Bank, Borrowers’ duly constituted attorney-in-fact to confess judgment pursuant to the provisions of Section 8.01-432 of the Code of Virginia of 1950, as amended, against Borrowers for all principal of and interest due and payable under this Note upon the occurrence of an Event of Default, together with attorneys’ fees and collection fees as provided herein (to the extent permitted by law), which judgment shall be confessed in the Clerk’s Office of the Circuit Court of Fairfax County, Virginia.

     Borrowers jointly and severally promise to pay all costs and expenses of collection of this Note and to pay all reasonable attorneys’ fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. Borrowers waive presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, and any and all other notices and demands in connection with the delivery, acceptance, performance default or enforcement of this Note, as well as any applicable statutes of limitations. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.

     This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrowers with respect to all obligations hereunder.

     Each Borrower acknowledges and agrees that this Note shall be governed by the laws of the Commonwealth of Virginia, excluding conflicts of laws principles, even though for the convenience and at the request of Borrowers, this Note may be executed elsewhere.

     BORROWERS ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF VIRGINIA IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST THEM WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF VIRGINIA, BORROWERS ACCEPT JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWERS AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

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     IN WITNESS WHEREOF, Borrowers have caused this Note to be executed under seal by their duly authorized officers, partners and/or members as of the date first written above.

WITNESS/ATTEST:	BLACKBOARD INC.

_______________________	By:	_______________________(SEAL) Michael L. Chasen Chief Executive Officer

WITNESS/ATTEST:	BLACKBOARD ACQUISITION COMPANY, LLC By:lackboard Inc., its Member

_______________________	By:	_______________________(SEAL) Michael L. Chasen President

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE, INC.

_______________________	By:	_______________________(SEAL) Michael L. Chasen President

WITNESS/ATTEST:	BLACKBOARD ICOLLEGE, INC.

_______________________	By:	_______________________(SEAL) Michael L. Chasen President

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE OF TEXAS, INC.

_______________________	By:	_______________________(SEAL) Michael L. Chasen President

WITNESS/ATTEST:	BB ACQUISITION CORP.

_______________________	By:	_______________________(SEAL) Michael L. Chasen Chief Executive Officer

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EXHIBIT D

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK

FROM: BLACKBOARD INC. AND ITS SUBSIDIARIES

     The undersigned authorized officer of Blackboard Inc. certifies that under the terms and conditions of the Loan and Security Agreement among Borrowers and Bank (the “Agreement”), (i) Borrowers are in complete compliance for the period ending ___________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrowers are not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements Annual (CPA Audited) A/R Agings and Borrowing Base Certificate	Monthly within 30 days FYE within 120 days Monthly within 30 days	Yes Yes Yes	No No No

Financial Covenant	Required	Actual	Complies
Maintain on a Monthly Basis:
Minimum Quick Ratio	1.5:1.0	___:1.0	Yes	No
Maintain on a Quarterly Basis:
Minimum Revenue:
9/30/04	$22,300,000	$___	Yes	No
Positive EBITDA
12/31/02 and thereafter	$1.00	$___	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER
SIGNATURE	Date:
TITLE	Verified
AUTHORIZED SIGNER
DATE	Date:
	Compliance Status:	Yes No